                                   EXHIBIT 24


                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the M/I SCHOTTENSTEIN HOMES, INC. 401(K) PROFIT SHARING PLAN, hereby constitutes and appoints IRVING
E. SCHOTTENSTEIN, PAUL S. COPPEL AND KERRII B. ANDERSON, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2000.




                                            /s/ Irving E. Schottenstein
                                            ----------------------------------
                                            Irving E. Schottenstein

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the M/I SCHOTTENSTEIN HOMES, INC. 401(K) PROFIT SHARING PLAN, hereby constitutes and appoints IRVING
E. SCHOTTENSTEIN, PAUL S. COPPEL AND KERRII B. ANDERSON, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2000.




                                            /s/ Robert H. Schottenstein
                                            ----------------------------------
                                            Robert H. Schottenstein

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the M/I SCHOTTENSTEIN HOMES, INC. 401(K) PROFIT SHARING PLAN, hereby constitutes and appoints IRVING
E. SCHOTTENSTEIN, PAUL S. COPPEL AND KERRII B. ANDERSON, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2000.




                                            /s/ Steven Schottenstein
                                            ----------------------------------
                                            Steven Schottenstein

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the M/I SCHOTTENSTEIN HOMES, INC. 401(K) PROFIT SHARING PLAN, hereby constitutes and appoints IRVING
E. SCHOTTENSTEIN, PAUL S. COPPEL AND KERRII B. ANDERSON, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of June, 2000.




                                            /s/ Kerrii B. Anderson
                                            ----------------------------------
                                            Kerrii B. Anderson

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the M/I SCHOTTENSTEIN HOMES, INC. 401(K) PROFIT SHARING PLAN, hereby constitutes and appoints IRVING
E. SCHOTTENSTEIN, PAUL S. COPPEL AND KERRII B. ANDERSON, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2000.




                                            /s/ Friedrich K. M. Bohm
                                            ----------------------------------
                                            Friedrich K. M. Bohm

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the M/I SCHOTTENSTEIN HOMES, INC. 401(K) PROFIT SHARING PLAN, hereby constitutes and appoints IRVING
E. SCHOTTENSTEIN, PAUL S. COPPEL AND KERRII B. ANDERSON, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of June, 2000.




                                            /s/ Jeffrey H. Miro
                                            ----------------------------------
                                            Jeffrey H. Miro

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the M/I SCHOTTENSTEIN HOMES, INC. 401(K) PROFIT SHARING PLAN, hereby constitutes and appoints IRVING
E. SCHOTTENSTEIN, PAUL S. COPPEL AND KERRII B. ANDERSON, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2000.




                                            /s/ Lewis R. Smoot, Sr.
                                            ----------------------------------
                                            Lewis R. Smoot, Sr.

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the M/I SCHOTTENSTEIN HOMES, INC. 401(K) PROFIT SHARING PLAN, hereby constitutes and appoints IRVING
E. SCHOTTENSTEIN, PAUL S. COPPEL AND KERRII B. ANDERSON, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of June, 2000.




                                            /s/ Norman L. Traeger
                                            ----------------------------------
                                            Norman L. Traeger

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the M/I SCHOTTENSTEIN HOMES, INC. 401(K) PROFIT SHARING PLAN, hereby constitutes and appoints IRVING
E. SCHOTTENSTEIN, PAUL S. COPPEL AND KERRII B. ANDERSON, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June, 2000.




                                            /s/ Thomas D. Igoe
                                            ----------------------------------
                                            Thomas D. Igoe